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                                                                   EXHIBIT 10.7


                              AMENDMENT NO. 1 TO
                    REVOLVING LOAN AND SECURITY AGREEMENT


        BY THIS AMENDMENT NO. 1 to the Revolving Loan and Security Agreement ("Amendment") dated as of November 8, 1996, by CS FIRST BOSTON MORTGAGE CAPITAL CORP., a Delaware corporation ("Lender"), and SILVERLEAF VACATION CLUB, INC., a Texas corporation, ("Borrower"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:

1.      INTRODUCTION

        1.1 Lender and Borrower entered into a Revolving Loan and Security Agreement dated as of October 9, 1996 (the "Loan Agreement") relating to a revolving receivables line of credit ("Loan").

        1.2 Borrower and Lender wish to amend the Loan Agreement to clarify certain of the conditions relating to title insurance for Advances, all under the terms and conditions set forth herein.

2.      AGREEMENT

        2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meaning given to them in the Loan Agreement.

        2.2     The Loan Agreement is amended as follows:

                (a) Paragraph 1.72 shall be deleted in its entirety and the following is inserted in its place:

                "Title Policy (Purchaser Mortgage)": a policy of title insurance covering a Lender selected twenty-five percent (25%) of the Fee Simple Time-Share Instruments submitted for each Advance, in an amount equal to the Borrowing Base of the Instruments selected by such policy, insuring Lender that the Purchaser Mortgages securing such instruments created in favor of Lender a perfected, direct, first and exclusive lien on the Time-Share Interests encumbered thereby, subject only to the Permitted Encumbrances, issued by a Title Insurer (Purchaser Mortgage) and in form and substance acceptable to Lender.

                (b) Paragraph 4.1(xi) shall be deleted in its entirety and replaced by the word "Deleted."


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        2.3     This Amendment may be executed in counterparts and any number of copies which have been separately executed by all parties shall constitute one original.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names, personally or by their duly authorized representatives as of the date above written.


                                  BORROWER:

                                  SILVERLEAF VACATION CLUB, INC. a Texas
                                  corporation


                                  By: /s/ ROBERT MEAD
                                    ---------------------------------------
                                      ROBERT MEAD,
                                      Chief Executive Officer


                                  LENDER:

                                  CS FIRST BOSTON MORTGAGE CAPITAL
                                  CORP.


                                  By: /s/ DAVID ARZI
                                    ---------------------------------------
                                  Name: DAVID ARZI
                                      -------------------------------------
                                  Its: Vice President
                                     --------------------------------------


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